UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A
of the
SECURITIES EXCHANGE ACT OF 1934

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[ X] Preliminary Proxy Statement
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[    ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Section 240.14a-12

ALPHARX, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

______________________________________________________________________

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______________________________________________________________________

ALPHARX, INC.

168 Konrad Crescent, Suite 200
Markham, Ontario, Canada L3R 9T9
Telephone (905) 479-3245

January 24, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AlphaRx, Inc. ("Corporation") to be held at 10:00 a.m. E.S.T. on Wednesday the 29th of March 2006 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. Please find enclosed a Notice of Annual Meeting, a Proxy Statement describing the business to be transacted at the meeting, a proxy form for use in voting at the meeting and our Annual Report.

At the Annual Meeting, you will be asked (i) to elect three directors to the Corporation's board of directors; (ii) to ratify management's appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2006; (iii) to ratify the Corporation's 2006 Stock Incentive Plan; and (iii) to act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of Annual Meeting and Proxy Statement fully describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Sincerely,

/s/Michael Lee

Michael Lee
Chairman of the Board of Directors

ALPHARX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that an Annual Meeting of Stockholders of AlphaRx, Inc. ("Corporation") will be held at 10:00 a.m. E.S.T. on Wednesday the 29th of March 2006 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. At the Annual Meeting, stockholders will vote on the following matters:

(1) The election of three directors to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal from office;

(2) Management's appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2006;

(3) Ratifying the Corporation's 2006 Stock Incentive Plan; and

(4) Transacting such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on February 7th, 2006, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be maintained at the Corporation's principal executive offices during ordinary business hours for a period of ten days prior to the Annual Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during this time. The stockholders list will also be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

By Order of the Board of Directors

___________________________
Michael Lee, Chairman of the Board of Directors

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S. SHAREHOLDERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC., ATTN: JASON BOGUTSKI, AT (972) 612-4122 MR. BOGUTSKI'S PHONE NUMBER IS (972) 612-4120.

IF YOU HOLD YOUR SHARES IN "STREET-NAME," PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

ALPHARX, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of AlphaRx, Inc. ("Corporation") to be held on Wednesday the 29th of March 2006 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, and at any and all adjournments thereof. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see "Solicitation Procedures."

When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the board of directors' nominees as directors and in favor of the other proposals set forth in the Proxy Statement.

This Proxy Statement is first being mailed to stockholders on or about February 14th, 2006.

MATTERS TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Annual Meeting.

The first proposal is to elect three directors, namely, Michael Lee, Dr. David Milroy, and Dr. Ford Moore to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their deaths, resignation or removal from office.

Michael Lee has served as a director since founding the Corporation and has indicated his intention to remain in such capacity. Dr. David Milroy and Dr. Ford Moore are also currently directors of the Corporation who have indicated their intention to remain in such capacity. The opinion of management is that both nominees would be valuable additions to the board of directors.

The second proposal is to consider the board of directors' appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2006. Schwartz Levitsky Feldman L.L.P. currently acts as the Corporation's independent accountants and have indicated their willingness to remain in such capacity.

The third proposal is to ratify the Corporation's 2006 Stock Incentive Plan. The Corporation's 2006 Stock Incentive Plan is designed to provide further incentive to key officers, directors, employees and consultants whose services to the Corporation might ensure the future success of the Corporation.

The fourth proposal is to consider such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. The Corporation is not aware of any such business that will be presented to stockholders at the Annual Meeting.

RECORD DATE

The Corporation's securities entitled to vote at the Annual Meeting consist of common stock, par value $0.0001 per share. Only stockholders of record at the close of business on February 7th, 2006 are entitled to notice of and to vote at the Annual Meeting. The holders of record of common stock on the record date will be entitled to one vote per share on all matters including the election of each director.

Properly executed proxies received in time for the Annual Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the proposal to elect each of the slated nominees to the board of directors to serve a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, FOR the appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2006, and FOR the adoption of the Corporation's 2006 Stock Incentive Plan. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his/her best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of any proposal to be voted upon at the Annual Meeting as presented herein.

Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the Annual Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the proposals. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation's common stock. The costs of soliciting proxies will be paid by the Corporation and these costs are estimated at less than $5,000.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the

Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to Signature Stock Transfer, Inc., Attention Jason Bogutski, 2301 Ohio Drive, Suite 100, Plano, Texas 75093 or forwarded by facsimile to (972) 612-4122. Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of January 23, 2006 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of January 23, 2006, there were 57,508,112 shares of common stock issued and outstanding.

TITLE OF	NAME AND ADDRESS OF	NUMBER OF	NATURE OF	PERCENTAGE
CLASS	BENEFICIAL OWNER	SHARES	OWNERSHIP
	Michael Lee, Chief Executive
	Officer/Chairman of the Board of
	Directors
Common Stock	200-168 Konrad Crescent
($0.0001 par value)	Markham, ON, L3R 9T9 Canada	7,580,726	LEGAL	13.18%
	Joseph Schwarz, Chief Scientist
Common Stock	200-168 Konrad Crescent
($0.0001 par value)	Markham, ON, L3R 9T9 Canada	602,500	LEGAL	1.05%
	Marcel Urbanc, Chief Financial
	Officer/Principal Accounting
	Officer
Common Stock	200-168 Konrad Crescent		LEGAL/BENE
($0.0001 par value)	Markham, ON, L3R 9T9 Canada	20,000	FICIAL	0.03%
	Michael Weisspapir, Chief
	Medical Officer
Common Stock	200-168 Konrad Crescent
($0.0001 par value)	Markham, ON, L3R 9T9 Canada	457,500	LEGAL	0.80%
	Sandro Persia, Secretary &
	Treasurer
Common Stock	200-168 Konrad Crescent
($0.0001 par value)	Markham, ON, L3R 9T9 Canada	16,000	LEGAL	0.03%
	Ford Moore, Director
Common Stock	200-168 Konrad Crescent
($0.0001 par value)	Markham, ON, L3R 9T9 Canada	492,579	LEGAL	0.86%

	David Milroy, Director
Common Stock	200-168 Konrad Crescent		LEGAL/BENE
($0.0001 par value)	Markham, ON, L3R 9T9 Canada	350,000	FICIAL	0.60%
Common Stock	Directors and Executive Officers		LEGAL/BENE
($0.0001) par value	as a Group	9,519,305	FICIAL	16.55%

PROPOSAL ONE - ELECTION OF DIRECTORS

The board of directors has proposed that Michael Lee, Dr. David Milroy, and Dr. Ford Moore be elected as directors that would serve one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

Michael Lee, 43, was appointed to the Corporation's board of directors in August of 1997, and currently serves as our chief executive officer, chief financial officer and chairman of the board of directors. Mr. Lee has over 15 years of business experience in the areas of high tech development, marketing and corporate finance. Mr. Lee holds a B.Sc. in Applied Mathematics from the University of Western Ontario.

Dr. David Milroy D.D.S., M.R.C.D. (C) 55, was appointed to the Corporation's board of directors in April, 2003. Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He graduated from the University of Toronto, Faculty of Dentistry with a Doctor of Dental Surgery degree in 1976 and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor's Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.

Dr. Ford Moore D.D.S., F.R.C.D. (C), 55, was appointed to the Corporation's board of directors in April, 2003. Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. Dr. Moore graduated from the University of Toronto with a Doctor of Dental Surgery Degree in 1976, and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor's Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.

REQUIRED VOTE AND RECOMMENDATION

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED ELECTION OF MICHAEL LEE, DR. DAVID MILROY AND DR. FORD MOORE TO THE BOARD OF DIRECTORS.

PROPOSAL TWO - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The board of directors intends to appoint Schwartz Levitsky Feldman L.L.P. as the independent accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending September 30, 2006. The board of directors has determined that it would be desirable to request that the stockholders ratify the appointment. Schwartz Levitsky Feldman L.L.P. served as the Corporation's independent accountant for the fiscal year ended September 30, 2005, and has reported on the Corporation's consolidated financial statements for that year.

The board of directors has the responsibility for selecting the Corporation's independent accountants, and stockholder ratification is not required. However, the intended selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders' opinions, which the board of directors will take into consideration in future deliberations. If the selection of Schwartz Levitsky Feldman L.L.P. is not ratified at the Annual Meeting, the board of directors will consider the engagement of other independent accountants. The board of directors may terminate the engagement of Schwartz Levitsky Feldman L.L.P. as the Corporation's independent accountants without the approval of the Corporation's stockholders whenever the board of directors deems termination necessary or appropriate.

FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees. The aggregate fees billed to the Corporation for professional services rendered by Schwartz Levitsky Feldman L.L.P. for the audit of the Corporation's annual consolidated financial statements for the fiscal year ended September 30, 2005, and for the reviews of the consolidated financial statements included in the Corporation's Forms 10-QSB during fiscal 2005 were $22,073 as compared to $20,650 for the year ended September 30, 2004. Audit-Related Fees. For the year ended September 30, 2005 we incurred no fees for assurance and related services by the principal accountant. Similarly we incurred no fees for the year ended September 30, 2004. Tax Fees. For the year ended September 30, 2005 we incurred approximately $3,230 in tax related fees as compared to approximately $2,993 for the year ended September 30, 2004

Financial Information Systems Design and Implementation. There were no fees billed to the Corporation by Schwartz Levitsky Feldman L.L.P. for financial information systems design or implementation during the fiscal year ended September 30, 2005.

All Other Fees. The aggregate fees billed to the Corporation for services rendered by Schwartz Levitsky Feldman L.L.P., other than the services described above under "Audit Fees," "Tax Fees", and "Financial Information Systems Design and Implementation," for the fiscal year ended September 30, 2005, were $0.

REQUIRED VOTE AND RECOMMENDATION

Ratification of the intended appointment of Schwartz Levitsky Feldman L.L.P. as the Corporation's independent accountants for the fiscal year ending September 30, 2006, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of the intended appointment of Schwartz Levitsky Feldman L.L.P. Shares represented by proxies will be voted for the ratification of Schwartz Levitsky Feldman L.L.P. as the Corporation's independent accountants for the fiscal year ending September 30, 2006, unless authority to do so is withheld.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INTENDED APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN L.L.P. AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.

PROPOSAL THREE - RATIFICATION OF THE CORPORATION'S 2006 STOCK INCENTIVE PLAN

The board of directors requests that the stockholders ratify the Corporation's 2006 Stock Incentive Plan ("2006 Plan") which was adopted by the board of directors on January 10, 2006 to replace the Corporation's existing Stock Option Plan ("2004 Plan") and previous plans.

REASONS FOR ADOPTING THE 2006 PLAN

Stock options are an important part of compensation packages. The board of directors believes that the Corporation's ability to attract and retain the services of directors, officers, employees and consultants depends in great measure upon its ability to provide the kind of incentives that are derived from the ownership of stock and stock options offered by many other pharmaceutical development companies. The belief is validated by the fact that the Corporation compensates many of those that provide services to the Corporation at a level lower than that provided by competing companies. The board of directors believes that the Corporation will be placed at a serious competitive disadvantage in attracting and retaining capable employees and consultants at a critical time in its development unless the 2006 Plan is approved by the stockholders.

The following summary of the 2006 Plan is qualified in all respects by reference to the full text of the 2006 Plan that is attached as Exhibit A to this Proxy Statement.

BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation's board of directors.

Name of Director	Age	Title	Directors Term Ending
Michael Lee	43	Chief Executive Officer, Chairman of the	2006
		Board of Directors
Dr. David Milroy	55	Director	2006
Dr. Ford Moore	55	Director	2006

Michael Lee was appointed to the Corporation's board of directors during August, 1997, and currently serves as a our the chairman of our board of directors, our chief executive officer and chief financial officer. Due to the nature of Mr. Lee's experience as the original founder of the Corporation and his current positions as a director and officer of the Corporation, he has been involved in all aspects of the Corporation's development since formation.

Dr. David Milroy was elected to the Corporation's board of directors in April, 2003. Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He is a Fellow of the Royal College of Dentists of

Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations. Dr. Milroy's extensive experience in dentistry and active participation in the medical community at large bring a tested approach to his duties as a director of the Corporation.

Dr. Ford Moore was elected to the Corporation's board of directors in April, 2003. Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations. Dr. Milroy's extensive experience in dentistry and active participation in the medical community at large have proven valuable in his service as a director of the Corporation.

Corporate Governance; Board Committees; and Meetings

The Corporation has evaluated its corporate governance policies and practices and instituted changes in corporate governance in order to conform, to the extent practical, with the current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002. The Company currently does not have a designated Audit Committee, and accordingly the Board of Directors undertake all audit committee activities and approvals. The Corporation does not have either standing compensation or nominating committees. Due to the Corporation's limited resources and limited number of directors, the board of directors believes that it is not yet practical to establish such committees. The board of directors does not provide a mechanism for shareholders to directly contact directors for these same reasons.

The board of directors held two physical meetings during fiscal 2005, and various matters were approved during fiscal 2005 by unanimous written consent of the board of directors.

Compensation of Directors

The Corporation's independent directors will be compensated for their services as directors commencing with their appointments to the board at the proposed Annual Meeting to be held March 29, 2006. An annual retainer of $3,000 will be paid together with attendance fees of $500 per physical meeting or $250 per meeting via tele conference or video conference.

Term of Office

The Corporation's bylaws provide that the board of directors may be comprised of one or more directors who are elected at the annual meeting of the stockholders to serve until his or her successor is elected and qualifies. The Corporation proposes to elect Michael Lee, Dr. David Milroy and Dr. Ford Moore and to serve until the next annual meeting of the Corporation's stockholders and successors are elected and qualified.

EXECUTIVE COMPENSATION

The table below summarizes the compensation received by the Corporation's chief executive officer for the fiscal years ending September 30, 2005, 2004 and 2003 and each other current executive officer of the Corporation who received compensation in excess of $60,000 for services rendered during any of those years ("named executive officers"). No other executive officer of the Corporation received compensation in excess of $60,000 during those years.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
					Awards			Payouts
					Restricted	Securities	LTIP
Name and				Other Annual	Stock	Underlying	payout	All Other
Principal		Salary	Bonus	Compensation	Award(s)	Options	s	Compensation
Position	Year	($)	($)	($)		SARs(#)	($)	($)
Michael	2005	45,510	-	-	-	13,000,000*	-	-
Lee	2004	29,531	-	-	-	-	-	-
Chief	2003	83,652	-	-	172,500*	150,000	-	-
Executive
Officer
Joseph	2005	125,267	-	-	-	3,000,000**	-	-
Schwarz	2004	22,731	-	-	-	-	-	-
Chief	2003	56,992	-	-	122,500**	80,000	-	-
Scientist
Michael	2005	114,534	-	-	-	3,000,000***	-	-
Weisspapir	2004	59,100	-	-	-	-	-	-
Chief	2003	46,992	-	-	97,500***	80,000	-	-
Medical
Officer
Marcel	2005	52,664	-	-	-	270,000****	-	-
Urbanc	2004	36,218	-	-	-	-	-	-
Chief	2003	13,000	-	-	-	80,000****	-	-
Financial
Officer

* Michael Lee was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 13,000,000 shares of common stock at an exercise price of $0.15 as to 6,000,000 shares, and an exercise price of $0.16 as to 7,000,000 shares. On October 17, 2005 (fiscal 2006) Mr. Lee was also granted a 10 year option to purchase 800,000 shares of common stock at an exercise price of $0.075 per share. Michael Lee was granted during the fiscal year ended September 30, 2003 a five year option to purchase 150,000 shares of restricted stock with an exercise price of $0.69 per share. Further Mr. Lee accepted 172,500 shares of restricted common stock in lieu of salary for the first two fiscal quarters of 2003.

** Dr. Joseph Schwarz was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 3,000,000 shares of common stock at an exercise price of $0.15 per share. On October 17, 2005 (fiscal 2006) Dr. Schwarz was also granted a 10 year option to purchase 200,000 shares of common stock at an exercise price of $0.075 per share. Dr. Joseph Schwarz was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share. Further Dr. Schwarz accepted 122,500 shares of restricted common stock in lieu of salary for the first two fiscal quarters of 2003.

*** Dr. Michael Weisspapir was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 3,000,000 shares of common stock at an exercise price of $0.15 per share. On October 17, 2005 (fiscal 2006) Dr. Weisspapir was also granted a 10 year option to purchase 200,000 shares of common stock at an exercise price of $0.075 per share. Dr. Weisspapir was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share. Further Dr. Weisspapir accepted 97,500 shares of restricted common stock in lieu of salary for the first two fiscal quarters of 2003.

**** Marcel Urbanc was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 270,000 shares of common stock at an exercise price of $0.15 per share. On October 17, 2005 (fiscal 2006) Mr. Urbanc was also granted a 10 year option to purchase 200,000 shares of common stock at an exercise price of $0.075 per share. Marcel Urbanc was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share.

Option Grants in Last Fiscal Year

There were 20,710,000 options granted during the fiscal year ended September 30, 2005 to directors, officers, employees and outside consultants. There were also 3,290,000 options granted subsequent to our fiscal year end. For more details on options granted please refer to the table below.

THE 2000 PLAN

The following table shows certain information concerning the options outstanding and available for issuance under the 2000 Plan as of September 30, 2005.

PLAN CATEGORY	NUMBER OF	WEIGHTED	NUMBER OF
	SHARES TO BE	AVERAGE	SHARES
	ISSUED UPON	EXERCISE PRICE	REMAINING
	EXERCISE OF	OF OUTSTANDING	AVAILABLE FOR
	OPTIONS	OPTIONS	FUTURE ISSUANCE
Stock Option Plan	1,150,000	$0.10	0

Since September 30, 2005, 1,150,000 options remain outstanding under the 2000 Plan. The 2000 Plan has been terminated and no additional options can be granted under said Plan. However, outstanding stock options granted under the 2000 Plan will remain in effect until the expiration date specified in those options.

THE 2003 PLAN

The following table shows certain information concerning the options outstanding and available for issuance under the 2003 Plan as of September 30, 2004.

PLAN CATEGORY	NUMBER OF	WEIGHTED	NUMBER OF
	SHARES TO BE	AVERAGE	SHARES
	ISSUED UPON	EXERCISE PRICE	REMAINING
	EXERCISE OF	OF OUTSTANDING	AVAILABLE FOR
	OPTIONS	OPTIONS	FUTURE ISSUANCE
Stock Option Plan	570,000	$0.63	0

Since September 30, 2005, 570,000 options remain outstanding under the 2003 Plan. The 2003 Plan has been terminated and no additional options can be granted under said Plan. However, outstanding stock options granted under the 2003 Plan will remain in effect until the expiration date specified in those options.

THE 2004 PLAN

The 2004 Plan was ratified by a majority of stockholders on July 15, 2004 to replace the Corporation's previously adopted stock option plans.

ADMINISTRATION OF THE 2004 PLAN

The 2004 Plan is administered by the board of directors, which determines which directors, officers, employees, consultants, scientific advisors and independent contractors of the Corporation are to be granted options, the number of shares subject to the options granted, the exercise price of the options, and certain terms and conditions of the options. No options may be granted under the 2004 Plan more than ten years after the date the 2004 Plan is adopted by the board of directors, and no options granted under the 2004 Plan may be exercised after the expiration of ten years from date of grant. The board of directors may delegate administration of the 2004 Plan, including the power to grant options to a Stock Option Committee, composed of members of the board of directors.

SHARES AVAILABLE UNDER THE 2004 PLAN

The Corporation has reserved 24,000,000 common shares under the 2004 Plan for issuance under option or restricted stock purchase agreements. As of January 31, 2006 all options under this Plan have been granted.

OPTIONS GRANTED

As noted above, no options were granted in fiscal 2004 under the 2004 Plan. However, the board of directors has approved the grant of options to purchase 24,000,000 shares of common stock under the 2004 Plan as of January 31, 2006 as detailed in the following table. There remain no further options to be granted under this Plan. This information is provided voluntarily in the interests of complete disclosure.

NAME OF	NUMBER OF	EXERCISE PRICE	TERM
OPTIONEE	SHARES SUBJECT	PER SHARE
	TO OPTIONS
Michael Lee	7,000,000	$ 0.16	10 years
	6,000,000	$0.15	10 years
	800,000*	$0.075	10 years
Michael Weisspapir	3,000,000	$ 0.15	10 years
	200,000*	$0.075	10 years
Joseph Schwarz	3,000,000	$ 0.15	10 years
	200,000*	$0.075	10 years
David Milroy	380,000	$ 0.15	10 years
	800,000*	$0.075	10 years
Ford Moore	300,000	$ 0.15	10 years
	800,000*	$0.075	10 years
Sandro Persia	20,000	$ 0.15	10 years
Marcel Urbanc	270,000	$0.15	10 years
	200,000*	$0.075	10 years

Consultants and	500,000	$0.40 - $0.50	10 years
advisors (7)	100,000	$0.13	10 years
	120,000*	$0.075	10 years
Employees	140,000	$0.15	10 years
	170,000*	$0.075	10 years
TOTAL	24,000,000	$ 0.15 - $0.50	10 years

* These options were granted subsequent to the fiscal year end of September 30, 2005.

The 2002 Benefit Plan of AlphaRx, Inc.

On June 14, 2002, the Corporation adopted The 2002 Benefit Plan of AlphaRx, Inc. ("2002 Benefit Plan") under which 2002 Benefit Plan the Corporation may issue stock, or grant options registered pursuant to Form S-8 under the Securities Act of 1933, as amended, to acquire up to 2,000,000 shares of the Corporation's common stock, from time to time to employees of the Corporation or its subsidiaries, all on the terms and conditions set forth in the 2002 Benefit Plan. In addition, at the discretion of the board of directors, stock or options may from time to time be granted under this 2002 Benefit Plan to other individuals, including consultants or advisors, who contribute to the success of the Corporation or its subsidiaries but are not employees of the Corporation or its subsidiaries. The 2002 Benefit Plan is intended to aid the Corporation in maintaining and developing a management team, attracting qualified officers and employees capable of assuring the future success of the Corporation, and rewarding those individuals who have contributed to the success of the Corporation. As of March 4, 2003, the Corporation has issued 945,600 shares of common stock and granted 0 options to acquire shares of the Corporation's common stock pursuant to the 2002 Benefit Plan.

CERTAIN LEGAL PROCEEDINGS

Farhad Walji vs. AlphaRx, Inc. and AlphaRx Canada Limited filed in the Supreme Court of British Columbia on August 23, 2002. Farhad Walji has filed a claim asking for $25,000 plus interest for allegedly providing $20,000 pursuant to a subscription agreement to purchase common shares of the Corporation's stock and damages resulting from lost opportunity. The Corporation has denied any liability in this case and is currently defending this action vigorously. Nonetheless, the value of the entire claim has been accrued in our financial statements as a liability.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's executive officer and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions that occurred during the fiscal year ended September 30, 2005.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In order to nominate persons for election to the board of directors at the 2007 Annual Meeting of the Corporation's stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2007 Annual Meeting, a stockholder must deliver written notice to the secretary of the Corporation at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the first anniversary of this Annual Meeting; provided, however, that in the event that the date of the 2007 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2007 Annual Meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. If the board of directors, however, proposes to increase the number of directors at the 2007 Annual Meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder's notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than 10 days following the date of such public announcement. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

ANNUAL REPORT

A copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 accompanied this Proxy Statement. This Annual Report on Form 10-KSB does not form any part of the materials for the solicitation of proxies. Additional copies of the Annual Report on Form 10-KSB will be sent to any stockholder without charge upon written request addressed to: AlphaRx, Inc., at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9 Attention: Chief Financial Officer.

By Order of the Board of Directors

____________________________
Michael Lee, Chairman of the Board of Directors
Markham, Ontario, Canada
January 24, 2006.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC. AT (972) 612-4122. THE PHONE NUMBER OF THE TRANSFER AGENT IS (972) 612-4120.

ALPHARX, INC.

Annual Meeting of Stockholders March 29, 2006

P R O X Y	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of AlphaRx, Inc. does hereby nominate, constitute and appoint Michael Lee, the true and lawful proxy, agent and attorney of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said Corporation standing in the name of the undersigned at the close of business on February 7th, 2006 at the Annual Meeting of Stockholders to be held at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, on Wednesday March 29, 2006 at 10:00 a.m. E.S.T. or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.

Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS			NOTE: Please print and sign name exactly as your name (or names)
PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES			appears hereon. When signing as attorney, executor, administrator,
AND FOR THE PROPOSALS.			trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.
PROPOSAL ONE
Signature __________________________
Elect Michael Lee as a director to serve a 1 year term.
Print __________________________
FOR	AGAINST	ABSTAIN
Date __________________________

Elect Dr. David Milroy as a director to serve a 1 year term.			Signature __________________________

FOR	AGAINST	ABSTAIN	Print __________________________

Date __________________________
Elect Dr. Ford Moore as a director to serve a 1 year term.

FOR	AGAINST	ABSTAIN

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY TO THE ATTENTION OF THE CORPORATION'S
PROPOSAL TWO			TRANSER AGENT IN THE ENCLOSED ENVELOPE.

Appoint Schwartz Levitsky Feldman L.L.P. as auditors for the fiscal year ending September 30, 2006.

FOR	AGAINST	ABSTAIN

PROPOSAL THREE

Ratify the Corporation's 2006 Stock Incentive Plan

FOR	AGAINST	ABSTAIN

EXHIBIT A

AlphaRx, Inc.

The 2006 Global Share Option Plan

17

TABLE OF CONTENTS

1.	PURPOSE OF THE PLAN	20

2.	DEFINITIONS	20

3.	ADMINISTRATION OF THE PLAN	21

4.	DESIGNATION OF PARTICIPANTS	23

5.	SHARES RESERVED FOR THE PLAN	23

6.	PURCHASE PRICE	23

7.	ADJUSTMENTS	24

8.	TERM AND EXERCISE OF OPTIONS	25

9.	VESTING OF OPTIONS	27

10	PUCHASE FOR INVESTMENT	27

11	SHARES SUBJECT TO RIGHT OF FIRST REFUSAL	27

12	DIVIDENDS	27

13	RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS	28

14	EFFECTIVE DATE AND DURATION OF THE PLAN	28

15	AMENDMENTS OR TERMINATION	28

16	GOVERNMENT REGULATIONS	28

17	CONTINUANCE OF EMPLOYMENT	29

18	GOVERNING LAW AND JURISDICTION	29

19	TAX CONSEQUENCES	29

20	NON-EXCLUSIVITY OF THE PLAN	29

21	MULTIPLE AGREEMENTS	29

22	RULES PARTICULAR TO SPECIFIC COUNTRIES	29

18

This plan, as amended from time to time, shall be known as the AlphaRx, Inc. 2006 Global Share Option Plan (the "Plan").

1.         PURPOSE OF THE PLAN

The Plan is intended to provide an incentive to retain, in the employ of the Company (as defined below) and its affiliates, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

2.         DEFINITIONS

For purposes of interpreting the Plan and related documents (including the Option Agreement and its appendixes), the following definitions shall apply:

2.1     "Board" means the Board of Directors of the Company.

2.2     "Cause" means (i) conviction of any felony involving moral turpitude or affecting the Company or its affiliates; (ii) any refusal to carry out a reasonable directive of the Company's Chief Executive Officer, Board or the Optionee's direct supervisor, which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company or its affiliates.

2.3     "Chairman" means the Chairman of the Committee.

2.4     "Committee" means a share option compensation committee of the Board, designated from time to time by the resolution of the Board, which shall consist of no fewer than two members of the Board.

2.5     "Company" means AlphaRx Inc., a Delaware company.

2.6     "Date of Grant" means the date determined by the Board or authorized Committee as set forth in the Option Agreement.

2.7     "Employee" means a person who is employed by the Company or any affiliate.

2.8     "Expiration date" means the date upon which an Option shall expire, as set forth in Section 8.2 of the Plan.

2.9     "Fair Market Value" means as of any date, the value of a Share determined as follows:

(i)         If the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;

(ii)         If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or

(iii)         In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

2.10     "Option" means an option to purchase one or more Shares pursuant to the Plan.

2.11     "Optionee" means a person who receives or holds an Option under the Plan.

2.12     "Option Agreement" means the share option agreement between the Company and an Optionee that evidences and sets out the terms and conditions of an Option.

2.13     "Plan" means the Company's 2006 Global Share Option Plan.

2.14     "Purchase Price" means the price for each Share subject to an Option.

2.15     "Service Provider" means a director, consultant or adviser of the Company or any affiliate, or any other person who is not an Employee.

2.16     "Share" means the common stock, $ 0.001 par value, of the Company.

2.17     "Successor Company" means any entity into which the Company is merged to or by which the Company is acquired.

2.18     "Transaction" means (i) merger, acquisition or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets or shares of the Company to another entity.

2.19     "Vested Option" means any Option, which has already been vested according to the Vesting Dates.

2.20     "Vesting Dates" means, as determined by the Board or authorized Committee, the date as of which the Optionee shall be entitled to exercise Options or part of the Options as set forth in Section 9 of the Plan.

3.         ADMINISTRATION OF THE PLAN

3.1     The Board shall have the power to administer the Plan. To the extent permitted under applicable law, the Board may delegate its powers under the Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Plan with respect to the rights so delegated shall be construed as reference to the Committee. Notwithstanding the foregoing, the Board shall automatically have residual authority (i) if no Committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

3.2     The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.3     The Committee shall have full power and authority subject to the approval of the Board to the extent required under applicable law (and subject further to applicable laws): (i) to designate Optionees; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) to interpret the provisions and supervise the administration of the Plan; (v) to determine the Fair Market Value of the Shares; (vi) to designate the type of Options to be granted to an Optionee; (vii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

3.4     The Board and/or the Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan.

3.5     Subject to the Company's incorporation documents, all decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company's incorporation documents, as the same may be in effect from time to time.

3.6     The interpretation and construction by the Committee of any provision of the Plan or of any Option Agreement thereunder shall be final and conclusive unless otherwise determined by the Board.

3.7     Subject to the Company's incorporation documents and the Company's decision, and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4. DESIGNATION OF PARTICIPANTS

The persons eligible for participation in the Plan shall include Employees and/or Service Providers. The grant of an Option hereunder shall neither entitle the Optionee to participate nor disqualify him or her from participating in, any other grant of Options pursuant to the Plan or any other option or share plan of the Company or any of its affiliates.

5. SHARES RESERVED FOR THE PLAN

5.1     The Company has reserved 5,000,000 authorized but unissued Shares for the purposes of the Plan and for the purpose of the Company's other share option plans when applicable, subject to adjustment as set forth in Section 7 below. Any Shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Share or Shares subject to such Option may again be subjected to an Option under the Plan or under future plans.

5.2     Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Board shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder, the Vesting Dates, the Purchase Price per Share and the Expiration Date.

6. PURCHASE PRICE

6.1     The Purchase Price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. Each Option Agreement will contain the Purchase Price determined for each Optionee. The Purchase Price shall be determined subject to the following provisions unless the Committee, in its sole and absolute discretion decides to waive the following provisions:

(i)     in case of an Option granted to a Ten Percent Shareholder, the Purchase Price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the Date of Grant and

(ii)     in case of an Option granted to any other Employee, the Purchase Price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

 6.2     The Purchase Price shall be payable upon the exercise of an Option in the following acceptable forms of payment:

(i)     cash, check or wire transfer.

(ii)     at the discretion of the Committee, through delivery of Shares (including other Shares subject to the Options being exercised) having a Fair Market Value equal as of the date of exercise to the Purchase Price of the Shares purchased and acquired upon the exercise of the Option, or by a different form of cashless exercise method through a third party broker as approved by the Committee.

(iii)     at the discretion of the Committee, any combination of the methods of payment permitted by any paragraph of this Section 6.2

6.3     The Purchase Price shall be denominated in the currency of the primary economic environment of, at the Company's discretion, either the Company or the Employee (that is the functional currency of the Company or the currency in which the Employee is paid).

7.         ADJUSTMENTS

Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

7.1     In the event of Transaction, the unexercised Options then outstanding under the Plan shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the Successor Company (or a parent or subsidiary of the Successor Company) as were distributed to the shareholders of the Company in connection and with respect to the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments shall be made to the Purchase Price so as to reflect such action and all other terms and conditions of the Option Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Committee or the Board, which determination shall be in their sole discretion and final. The Company shall notify the Optionee of the Transaction in such form and method as it deems applicable at least ten (10) days prior to the effective date of such Transaction.

7.2     Notwithstanding the above and subject to all applicable law, the Board or the Committee shall have the power and authority to determine that in certain Option Agreements there shall be a clause instructing that if in any Transaction the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute the Options, the Vesting Dates of outstanding Options shall be accelerated so that any unvested Option or any portion thereof shall be immediately vested as of the date which is ten (10) days prior to the effective date of the Transaction.

7.3     For the purposes of Section 7.1 above, an Option shall be considered assumed or substitute if, following the Transaction, the Option shall confer the right, subject to such Option's original vesting schedule, to purchase or receive, for each Share underlying such Option immediately prior to the

Transaction, the consideration (whether shares, options, cash, or other securities or property) received in the Transaction by the holders of shares for each Share held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Transaction is not solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option to be solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary equal in Fair Market Value to the per Share consideration received by holders of a majority of the outstanding shares in the Transaction; and provided further that the Committee may determine, in its discretion, that in lieu of such assumption or substitution of Options for options of the Successor Company or its parent or subsidiary, such Options will be substituted for any other type of asset or property including cash which is fair under the circumstances.

7.4     If the Company is voluntarily liquidated or dissolved while unexercised Options remain outstanding under the Plan, the Company shall immediately notify all unexercised Option holders of such liquidation, and the Option holders shall then have ten (10) days to exercise any unexercised Vested Option held by them at that time, in accordance with the exercise procedure set forth herein. Upon the expiration of such ten-day period, all remaining outstanding Options will terminate immediately.

7.5     If the outstanding Shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), Share split or reverse Share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of the Shares subject to the Plan or subject to any Options theretofore granted, and the Purchase Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding Shares. Upon happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Plan (as set forth in Section 5 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted (all as determined by the Board whose determination shall be final).

7.6     Anything herein to the contrary notwithstanding, all or substantially all of the shares of the Company are to be sold, or in case of a Transaction, all or substantially all of the shares of the Company are to be exchanged for securities of another company, then each Optionee shall be obliged to sell or exchange, as the case may be, any Shares such Optionee purchased under the Plan, in accordance with the instructions issued by the Board in connection with the Transaction, whose determination shall be final.

7.7     The Optionee acknowledges that Optionee's rights to sell the Shares from time to time may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

8.         TERM AND EXERCISE OF OPTIONS

8.1     Options shall be exercised by the Optionee's by giving written notice of to the Company or to any third party designated by the Company (the "Representative"), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

8.2     Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the Option Agreement; (ii) the expiration of ten (10) years from the Date of Grant; or (iii) the expiration of any extended period in any of the events set forth in Section 8.5 below.

8.3     The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options have become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.5 below, the Optionee is an Employee or a Service Provider at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

8.4     Subject to the provisions of Section 8.5 below, in the event of a termination of Optionee's employment or service, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Committee, a notice of termination of employment or services shall be deemed to constitute termination of employment or services.

8.5     Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Optionee's Option Agreement, an Option may be exercised after the date of termination of Optionee's employment or service during an additional period of time beyond the date of such termination, but only with respect to the number of Vested Options at the time of such termination according to the Vesting Dates, if:

8.5.1     termination is without Cause, in which event the Vested Options still in force and unexpired may be exercised within a period of three (3) months after the date of such termination; or

8.5.2     termination is the result of death or disability of the Optionee, in which event the Vested Options still in force and unexpired may be exercised within a period of twelve (12) months after such date of termination; or-

8.5.3     prior to the date of such termination, the Committee shall authorize an extension of the term of all or part of the Vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

For avoidance of any doubt, if termination of employment or service is for Cause, any outstanding unexercised Option will immediately expire and terminate, and the Optionee shall not have any right in respect of such outstanding Options.

8.6     To avoid doubt, Optionees shall not have any of the rights or privileges of shareholders of the Company, in respect of any Shares purchasable upon the exercise of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for the purpose of all applicable law, until registration of the Optionee as holder of such Shares in the Company's register of shareholders upon exercise of the Option in accordance with the provisions of the Plan.

8.7     Any form of Option Agreement authorized by the Plan may contain such other provisions, not inconsistent with the Plan, as the Board may, from time to time, deem advisable.

9.         VESTING OF OPTIONS

9.1     Subject to the provisions of the Plan, Options shall vest at the Vesting Dates set forth in the Option Agreement. However no Option shall be exercised after the Expiration Date.

9.2     An Option may be subject to such other terms and conditions, not inconsistent with the Plan, on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

10.        PURCHASE FOR INVESTMENT

The Company's obligation to issue or allocate Shares upon exercise of an Option granted under the Plan is expressly conditioned upon: (a) the Company's completion of any registration or other qualifications of such Shares under all applicable laws, rules and regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules and regulations of the United States or any other state having jurisdiction over the Company and the Optionee.

11.        SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

11.1    None of the Optionees shall have a right of first refusal in relation with any sale of shares in the Company.

11.2    Unless otherwise determined by the Committee, an Optionee shall not have the right to sell Shares issued upon the exercise of an Option within six (6) months and one day of the date of exercise of such Option or issuance of such Shares.

12.        DIVIDENDS

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by a trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company's incorporation documents, as amended from time to time and subject to any applicable taxation on distribution of dividends.

13.        RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, or given as collateral nor any right with respect thereto may be given to any third party whatsoever, other than by will or by the laws of descent and distribution or as specifically otherwise allowed under the Plan and during the lifetime of the Optionee, each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any action made in contradiction to the aforementioned, shall be null and void.

14.        EFFECTIVE DATE AND DURATION OF THE PLAN

The ISOP shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption.

The Company shall obtain the approval of the Company's shareholders for the adoption of this ISOP or for any amendment to this ISOP, if shareholders' approval is necessary or desirable to comply with any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this ISOP, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.

15.        AMENDMENTS OR TERMINATION

15.1    The Board may at any time, subject to the provisions of Section 15.2 below and all applicable law, amend, alter, suspend or terminate the Plan, provided, however, that (i) the Board may not extend the term of the Plan specified in Section 14 and (ii) no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise by the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Earlier termination of the Plan prior to the Termination Date shall not affect the Board's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such earlier termination.

15.2    The Company shall obtain the approval of the Company's shareholders for any amendment to this Plan and/or the Appendixes thereto if shareholders' approval is required under any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan and/or the Appendixes thereto, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the U.S. Securities and Exchange Commission.

16.        GOVERNMENT REGULATIONS

The Plan, the granting and exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules, regulations, approvals and consents whether of the United States, Canada, or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the United States Securities Act 1933 or under the securities act of any applicable jurisdiction, and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities law of any jurisdiction.

17.        CONTINUANCE OF EMPLOYMENT

Neither the Plan nor any Option Agreement shall impose any obligation on the Company or an affiliate to continue any Optionee in its employ or service, and nothing in the Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

18.        GOVERNING LAW AND JURISDICTION

The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Delaware shall have sole jurisdiction in any matters pertaining to the Plan.

19.        TAX CONSEQUENCES

Any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

20.        NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.

21.        MULTIPLE AGREEMENTS

The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

22.        RULES PARTICULAR TO SPECIFIC COUNTRIES

Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be adjusted with respect to a particular country by means of an addendum to the Plan in the form of an appendix (the "Appendix"), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee. The adoption of any such Appendix shall be subject to the approval of the Board and if required the approval of the shareholders of the Company.

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